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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                       Date of Report: September 15, 2000
              (Date of earliest event reported: September 6, 2000)

                               SANMINA CORPORATION
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             (Exact name of Registrant as specified in its charter)



         Delaware                          000-21272                77-0228183
-------------------------------     ------------------------   --------------------
(State or other jurisdiction of     (Commission File Number)   (I.R.S. Employer
incorporation or organization)                                  Identification No.)

                             2700 NORTH FIRST STREET
                           SAN JOSE, CALIFORNIA 95134
                    (Address of principal executive offices)

                                 (408) 964-3500
              (Registrant's telephone number, including area code)

                                       N/A
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           (Former name or former address, if changed since last report)


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Item 5. Other Events

     The information that is set forth in the Registrant's Press Releases dated September 6 and September 7, 2000, respectively, is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits.

          99.1 Text of Press Release dated September 6, 2000.
          99.2 Text of Press Release dated September 7, 2000.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SANMINA CORPORATION


                                       By: /s/ RANDY W. FURR
                                           -------------------------------------
                                           Randy W. Furr,
                                           President and Chief Operating Officer

Date:  September 15, 2000


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                                 EXHIBIT INDEX

Exhibit No.       Description
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
   99.1           Text of Press Release dated September 6, 2000.
   99.2           Text of Press Release dated September 7, 2000.
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